Johnson Rice Energy Conference Bristow Group Inc. October 1-4, 2012 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results ; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model;
expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; our ability to complete and fund the
Cougar Helicopters Inc. transaction; the timing for completing the transaction; whether the transaction will be approved by the Canadian Transportation Agency; beneficial to our operations and accretive to our earnings per share, cash flow and Bristow Value Added; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry ; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.
These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual
Report on Form 10-K for the fiscal year-ended March 31, 2012 and our Quarterly Report on Form 10-Q for the
quarter ended June 30, 2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow is the leading provider of helicopter services
and is a unique investment in oil field services
• ~20 countries
• 551 aircraft
• ~3,400 employees
• Ticker: BRS
• Stock price
*
: $49.91/share
• Market cap
*
: ~$1.9 billion
• Quarterly dividend of $0.20/share
Bristow flies crews and light cargo to production platforms, vessels and rigs
* Based on 36.4 million fully diluted weighted average shares outstanding for the three months ended 06/30/2012 and stock price as of September 26, 2012
On September 4
th
, Bristow announced that we are making a US$250M
investment in Cougar, Canada’s premier helicopter services provider

NATIONAL
OCEAN
INDUSTRIES
ASSOCIATION

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Safety is our primary core value
Bristow’s ‘Target Zero’ program is now the leading example
emulated industry-wide
Safety Performance accounts for 25% of management
incentive compensation
2011 National Ocean Industries Association (NOIA) Safety
in Seas Award Winner
                              our industry leading safety program,
creates differentiation and client loyalty
TARGET ZERO,

$275
•
Bristow has changed
its client and capital allocation approach
(Client Promise/Bristow Value Added) to generate better cash returns and fund it’s growth
•
Bristow is enjoying improved pricing
for its services with better
utilization especially in North America
•
Bristow is growing
with demand not as dependent on economic
or commodity cycles
•
Bristow’s asset values continue to be resilient
even in depressed
economic times as there is strong demand for helicopters
outside of exploration and production (E&P)
•
Bristow cash flow has increased
53% since FY11 and is more
than 2 times higher than our next four competitors* combined
* Four competitors are CHC, ERA, Inaer Aviation, and PHI. Data from latest filings as of July 29, 2012. ERA based on S-1 pro-forma.
Why Bristow? Changes like Client Promise and BVA
generate cash for organic and external growth

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

• Bristow has reached agreement with Canadian owned
VIH Aviation Group (VIHAG) to invest in its subsidiary
Cougar Helicopters Inc. (Cougar)
• Cougar is Canada’s largest and leading offshore oil &
gas and search & rescue (SAR) helicopter services
provider
• Bristow’s investment is US$250M and includes:
# of Large aircraft
Existing Bristow locations
Existing Cougar locations
CHANGE:
Bristow is making an investment in Cougar,
Canada’s premier helicopter services provider
A 40% economic interest in Cougar and a 25% voting
interest
The acquisition of eight Sikorsky S-92 aircraft and state
of the art passenger, maintenance and SAR facilities
These assets will be leased to Cougar after the
transaction closes with Bristow providing maintenance
and supply chain services to Cougar for its S-92 aircraft
• VIHAG can earn up to an additional $40M based upon
Cougar achieving certain performance targets
Investment increases the number of large helicopters in Bristow’s North American
Business Unit and is immediately accretive to earnings, cash flow and BVA

Flemish Pass
Mizzen Field
St John's, Newfoundland and Labrador
Hibernia Field
White Rose Field
Hebron / Ben Nevis Field
Terra Nova Field
Halifax, Nova Scotia
Laurentian Basin
Deep Panuke Field
Sable Gas Project

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Cougar provides scale, stability and growth to our North
American Business Unit
This investment builds on the inherent strengths of both parties to create value for clients in Canada’s Atlantic coast and beyond
100NM
• Bristow gains exposure to the Canadian
market through this alliance where Cougar
has successfully operated for 15 years with
unmatched infrastructure and skills
• Cougar is best positioned as the search
for energy expands into emerging
opportunities in the offshore Greenland
and Arctic fields
• Bristow and Cougar are culturally
aligned with shared core values of safety,
quality and service
• Bristow expansion into SAR accelerates
with Cougar creating a capability on both
sides of the Atlantic Ocean

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s strong liquidity position makes the investment both financially attractive and financeable within our prudent balance sheet management principles without issuing equity
The investment is expected to close in the fourth quarter of calendar year
2012,
subject to approval by the Canadian Transportation Agency (which was received on
September 13, 2012) and the final syndication of an interim $250M, 364-day term loan facility
Bristow has already received a lead bank commitment for the interim acquisition facility with repayment to be made from a combination of cash on hand, cash flow from operations and proceeds from future financings
All internally mandated credit metrics are expected to be maintained or enhanced and both rating agencies have affirmed our Ba2/BB corporate rating
Bristow's investment and associated asset purchase are expected to be at least seven percent accretive to annual EPS, cash flow from operations, and BVA
Our equity investment and purchase of eight modern
aircraft is prudently financed and immediately accretive
The investment and asset acquisition are anticipated to close in early Q4 CY12

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

9 9
BV and FMV per share updated for the Cougar
Investment including eight S-92s
Note: June’s numbers are June’s actual adjusted for the investment in Cougar with the exception of shares outstanding and average closing price which are calculated as of 8/27/2012.
42.29
55.29
45.94
38
43
48
53
58
J A S O N D J F M A M J J A
Book value of equity per share FMV of assets per share Avg Closing Price
BV and  FMV per Share ($)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

10
CONCLUSION:
Bristow enjoys the strongest balance sheet
in our industry with ample cash flow for EPS Growth
Cash Flow
generation
provides EPS
growth
Bristow generated 53% more operating cash flow in
FY12 compared to FY11
Adj. EPS growth is improving with FY13 YTD delivering
better than previous year’s annual growth rate
Prudent
Balance
Sheet
management
Adjusted Debt/Capital Ratio less than 45% with a BBB-
rating from Standard & Poor’s for secured debt
Operating lease strategy used to finance growth with a
competitive cost of capital
Ample
Liquidity with
underlying
asset value
Bristow closed Q1 FY13 with almost $400 million of
liquidity, part of which will fund the Cougar investment
Fair market value of aircraft is well above share price at
June 30, 2012, especially with the addition of Cougar

11 Appendix

TARGET ZERO ACCIDENTS

TARGET ZERO DOWNTIME

TARGET ZERO COMPLAINTS

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

CHANGE: Bristow’s Client Promise initiative is gaining
traction and is behind our organic margin improvement
Target Zero accidents, downtime and complaints
programs deliver value to operators.
More zero-accident flight hours than anyone,
more uptime than anyone,
and hassle-free service
creates confidence in flight. Worldwide.
Lowers client’s offshore operating costs
and improves productivity.
Earns us more business
to improve BVA.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

CHANGE: Bristow Value Added (BVA) makes employees
treat the cost of capital like any other expense . . .
BRISTOW VALUE ADDED CALCUALTION SAMPLE
BVA =Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA = GCF - ( GOA X 10.5%** )
Bristow Value Added calculation for Q1 FY12
($15.4) = $60* - ( $2,874* X 2.625%** )
Bristow Value Added calculation for Q1 FY13
$1.9 = $80* - ( $2,976* X 2.625%** )
•
BVA is the key measure to define Bristow’s financial success and charges managers for the capital they use every day
•
BVA has changed i) the way working capital is managed, and
ii) has led to our operating lease initiative
*     Reconciliation for these items is in the appendix
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

. . . Leading to our operating lease initiative: lowering
the cost and amount of capital needed to grow
• Of the 56 aircraft currently leased in our fleet, 30 are training and 26 are commercial (18 LACE)
• 18 LACE aircraft represent approximately 12% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for 20-30% of our
LACE
Leased aircraft as of June 30, 2012
Large Medium Small Total Leased LACE Total LACE % Leased
EBU 8 - - 8 8 47 17%
WASBU - 1 - 1 1 22 2%
NABU 2 11 1 14 8 30 26%
AUSBU 1 - 2 3 2 18 11%
OIBU - - - - - 32 0%
Total 11 12 3 26 18 147 12%

$ in millions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

CHANGE: Our focus on BVA has yielded much
higher operating cash flow generation
. . .
Net cash provided by operating activities
See June 30, 2012 10-Q for more information on cash flow provided by operating activities
29.6
35.0
25.7
52.9
55.4
127.9
195.4
151.4
231.3
0
40
80
120
160
200
240
280
320
FY09 FY10 FY11 FY12 Q1 FY13

$ in millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

. . . And when combined with leasing, creates a
significantly higher cash and liquidity position
Total Liquidity
178
261
402
387
100
145
140
160
78
116
262
227
0
50
100
150
200
250
300
350
400
450
31-Mar- 10 31- Mar- 11 31- Mar- 12 30- Jun-12
Undrawn borrowing capacity Cash

Old Technology
80
348
New Technology
24
27
12
North America
7
33
69
Europe
3
5
Russia / Caspian
5
10
Mid East, East Africa, India, Bangladesh
20
8
Malaysia, Thailand Indonesia
9
31
5
Gulf of Guinea
109
40
Brazil, Peru, Trinidad
11
Australia
40
228
160
Total Opportunities *
Small
Medium
Large

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

17 . . . Which allows us to pursue the larger scope of organic growth identified between FY13 and FY17

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

. . .  With the market outlook even better in FY13
Overall
activity
above pre-
2008 levels
•
The overall market both in terms of tender activity and pricing is improving
•
North Sea tender activity remains at historic levels
•
Aircraft supply is tightening with significant search and rescue
(SAR) requirements (both governmental and O&G) and faster
Brazilian expansion
Brazil growth
accelerates
NABU
market
returning
•
Petrobras board approved 52 incremental aircraft through FY15 with a focus on heavy aircraft. First ten were awarded, of which
Lider will provide five, and a new bid is expected later this year for the next tranche.
•
International demand outside of Brazil expected to be at least equal to Brazilian demand suggesting further tightening of
supply/demand for large a/c
•
Most clients increasing activity in USGoM as rigs go back to work
•
Atlantic Canada new drilling activity increasing with Statoil,
ExxonMobil and Chevron

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

…Providing investors with a unique combination of growth and balanced return opportunities in various market environments
The “Growth Price Signal” is provided
by the commercial markets and outlook
for  ANNUAL EPS Growth
Cash
Flow Yield
=
OCF + A/C sales – Depreciation
Market Capitalization
We can provide a balanced return, but some years we
will “Go Faster” depending on price signals
The “Capital Return Price Signal” is
provided by the financial markets and
our current free cash flow yield
Today this equals  13.5%*
FY13 EPS Guidance: $3.25 - $3.55
FY12 – FY13 EPS
Midpoint Growth
9.0% =
*Trailing twelve months as of June 30, 2012

Hammerfest
Bergen
Bronnoysund
Stavanger
Scasta
Norway
Aberdeen
Humberside
Norwich
UK
Den Helder
Netherlands

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Europe represented 39% of Bristow operating
revenue and 42% of adjusted EBITDAR* in Q1
FY13
Operating revenue increased to $123.2M in Q1
FY13 from $108.3M in Q1 FY12 with the
addition of four large aircraft and increased
activity with new and existing contracts in the
UK and Norway
Adjusted EBITDAR increased to $39.7M in Q1
FY13 from $35.7M in Q1 FY12, while adjusted
EBITDAR margin remained relatively flat at
32.2% in Q1 FY13 versus 33.0% in Q1 FY12
Outlook:
• Bristow is shortlisted for UK SAR program
with results to be announced in early 2013
• High activity continues as demonstrated by
new awards for nine aircraft recently
announced.  Additional awards are
anticipated next quarter.
FY13 adjusted EBITDAR margin
expected to be ~ low thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
Nigeria represented 21% of Bristow operating
revenue and 22% of adjusted EBITDAR* in Q1 FY13
Operating revenue of $66.4M in Q1 FY13 increased
27% from $52.3M in Q1 FY12 due to strong activity
and a 12% increase in flight hours compared to Q1
FY12
Adjusted EBITDAR increased to $21.2M in Q1 FY13
from $15.4M in Q1 FY12 with adjusted EBITDAR
margin of 32% in Q1 FY13 vs 30% in Q1 FY12
Outlook:
Improved service through Client Promise
initiative continues to drive strong results: Two
existing contracts extended with better pricing
and terms
Upcoming heavy maintenance on several
aircraft will impact Q2 and Q3 FY13
We continue to work on optimizing the
operating model in this business unit as part
of the local content initiative
FY13 adjusted EBITDAR margin expected
to be ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Prudhoe Bay
Fairbanks
Anchorage
Valdez

Houma
Patterson
New Iberia
Intracoastal City
Galliano
Brazoria County
Venice

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
North America represented 17% of Bristow operating
revenue and 13% of adjusted EBITDAR* in Q1 FY13
Adjusted EBITDAR doubled to $12.2M in Q1 FY13 vs.
$6.3M in Q1 FY12 and adjusted EBITDAR margin was
23.2% in Q1 FY13 versus 14.3% in Q1 FY12
Sequential improvement of almost 50% in adjusted
EBITDAR from $8.2M in Q4 FY12 to $12.2M in the
current quarter
Business model performed with key parameters
significantly better; several mid-teen price increases;
large aircraft working and costs contained
Outlook:
Our business is improving in FY13 similar to other
oil service sector recoveries - more rigs, more
people, and more investment
Client Promise initiative continues to deliver
positive results
FY13 adjusted EBITDAR expected to be ~ low
twenties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Australia
Exmouth
Perth
Dongara
Port Lincoln
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
Australia represented 12% of Bristow operating
revenue and 11% of adjusted EBITDAR* in Q1 FY13
Operating revenue of $38.2M in Q1 FY13 decreased
from $40.9M in Q1 FY12 due to a decrease in overall
flight activity
Adjusted EBITDAR increased to $10.3M in Q1 FY13
from $8.3M in Q1 FY12 and adjusted EBITDAR
margin increased to 27.0% in Q1 FY13 from 20.2% in
Q1 FY12 reflecting better asset utilization along with
lower operating costs
Outlook:
INPEX award of a ten-year contract for up to
six large aircraft with an option to add a long
term SAR aircraft with the start date in FY14
Aircraft will be redeployed as short - term
contracts roll off; will impact performance in Q2
and Q3 FY13
An additional medium aircraft contract award
with improved terms
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
FY13 adjusted EBITDAR margin
expected to be ~ mid to high twenties

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU)
Other International represented 11% of Bristow operating revenue and 12% of adjusted EBITDAR* in Q1 FY13
Operating revenue decreased  to $33.2M in Q1 FY13 vs. $34.5M in Q1 FY12 due to decrease in activity in Ghana and the end of a contract in the Baltic Sea
Adjusted EBITDAR margin of 36.2% in Q1 FY13 decreased from
48.1% in Q1 FY12 due primarily to decreased earnings from
unconsolidated affiliates (particularly Lider in Brazil), activity reduction in Mexico, and increased operating costs in Trinidad
Lider equity earnings decreased to $0.0M in Q1 FY13  compared to $2.7M in Q1 FY12
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
Potential new opportunities in Caspian, East Africa, Southeast
Asia and the Caribbean
FY13 adjusted EBITDAR margin expected to be ~ low
to mid forties
Outlook:
Petrobras awarded Lider contracts for five new large aircraft, with one leased by Bristow to Lider, with operations scheduled to commence starting in August 2012 through April 2013
Lider’s second half of the year is expected to be better than the first half as operations under new contracts begin. Currency fluctuations make it difficult to predict if this will translate into higher equity earnings

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Business Unit
(% of FY13 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated
357 aircraft as of June 30, 2012
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 194 aircraft
as of June 30, 2012
Bristow
NABU
16%
U S GoM – 79/ 7
Trinidad – 10/ 1
Alaska – 3
Mexico – 12/ 5
Brazil 10/ 9
Lider - 85
UK –32/
Norway – 3
FBH - 64
Nigeria – 7
Australia –28/ 10
Other – 12/ 1
Russia – 3
Egypt – –
Turkmenistan – 1
PAS - 45
AUSBU
12%
EBU
39%
Florida – /1
Louisiana – 1
U K –
1
Malaysia  – 2
WASBU
21%
OIBU
10%
BRS Academy
2%
. .
12/ –
26/
45/
7/
–
/
2/
14/
. . 5/
5/
4
Organizational chart - as of June 30, 2012
58

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft fleet – medium and large
as of June 30, 2012
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 23 - 23 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 32 4 36 11
82 4 86 17
LACE 76
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 1 14 15 -
Bell 412 13 Twin Turbine 34 20 54 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 15 5 20 -
Sikorsky S-76C/C++ 12 Twin Turbine 52 31 83 -
112 72 184 -
LACE 51

27 27
Aircraft fleet – small, training and fixed
as of June 30, 2012 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 29 1 30 -
Bell 407 6 Turbine 39 - 39 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
83 12 95 -
LACE 21
Training Helicopters
AW139 12 Twin Turbine - 3 3 -
Bell 412 13 Twin Turbine - 8 8 -
Bell 212 12 Twin Turbine - 15 15 -
AS355 4 Twin Turbine 5 - 5 -
AS350BB 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
Bell 206B 6 Single Engine 12 - 12 -
Robinson R22 2 Piston 12 - 12 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 45 - 45 -
Fixed Wing 1 - 1 -
77 64 141 -
Fixed Wing 3 42 45 -
Total 357 194 551 17
TOTAL LACE (Large Aircraft Equivalent) 147

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of June 30, 2012
#
Helicopter
Class
Delivery Date Location Contracted #
Helicopter
Class
Delivery Date
3 Large December 2012 EBU 3 1 Large September 2013
2 Large December 2012 WASBU 0 1 Large December 2013
2 Large March 2013 EBU 2 1 Large March 2014
1 Large September 2013 EBU 0 1 Large June 2014
1 Large September 2013 NABU 0 1 Large September 2014
2 Large December 2013 OIBU 0 1 Large December 2014
1 Large September 2014 NABU 0 1 Large March 2015
1 Large December 2014 OIBU 0 2 Large June 2015
1 Large March 2015 OIBU 0 2 Large September 2015
1 Large June 2015 EBU 0 2 Large December 2015
1 Large March 2016 EBU 0 1 Large March 2016
1 Large June 2016 AUSBU 0 2 Large June 2016
17 5 2 Large September 2016
2 Large December 2016
* Six large ordered aircraft expected to enter service beginning 1 Large March 2017 in calendar year 2014 are subject to the successful development 1 Large June 2017 and certification of the aircraft. 1 Large September 2017
1 Large December 2017
1 Medium June 2013
4 Medium December 2013
3 Medium June 2014
2 Medium September 2014
2 Medium June 2015
36
ORDER BOOK* OPTIONS BOOK

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated fleet changes and aircraft sales for
Q1 FY13
EBU WASBU NABU AUSBU OIBU Total
Large 3      -             -         3            -        6
Medium 2      1            -         1            7       11
Small -       -             -         -             -        -
Total 5      1            -         4            7       17
Aircraft held for sale by BU
# of A/C Sold Received*
Q1 FY13 4                  19 $
Totals 4                  19 $
* $ in millions
Q 1 FY13
Fleet Count Beginning Period 361
Delivered
S-92 2
Total Delivered 2
Removed
Sales (4)
Other* (2)
Total Removed (6)
357
* Includes destroyed aircraft, lease returns
  and commencements
Fleet changes
Large 8 - 2 1 - - 11
Medium - 1 11 - - - 12
Small - - 1 2 - - 3
Fixed - - - - - - -
Training - - - - - 30 30
Total 8 1 14 3 - 30 56
Leased aircraft in consolidated fleet
WASBU EBU NABU AUSBU OIBU BA Total

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating Revenue, LACE and LACE Rate by BU
1) $ in millions
2) LACE Rate is annualized
3) $ in millions per LACE
4) OIBU LACE rate is lower than other business units’ LACE rate due to a large proportion of revenue being from dry leases
Operating revenue
1
LACE LACE Rate
2, 3
EBU $123.2 47 $10.60
WASBU 66.4 22 12.35
NABU 52.6 30 7.05
AUSBU 38.2 18 8.48
OIBU
4
33.2 32 4.22
Total $313.6 147 $8.55
Operating Revenue, LACE, and LACE Rate by BU
as of June 30, 2012

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE and LACE Rate by BU
1) LACE Rate is annualized ($ millions)
2) OIBU LACE rate is lower than other business units’ LACE rate due to a large proportion of revenue being from dry leases
2013
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
EBU 42 43 48 46 44 46 46 45 47
WASBU 24 24 21 22 23 22 22 22 22
NABU 39 35 34 29 30 29 30 30 30
AUSBU 20 23 24 20 19 20 20 19 18
OIBU 33 33 33 38 39 38 38 34 32
Consolidated 157 158 159 154 154 154 155 149 147
2013
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
EBU $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09 $10.60
WASBU 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46 12.35
NABU 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79 7.05
AUSBU 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78 8.48
OIBU 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22 4.22
Consolidated 6.70 6.90 6.90 7.10 7.30 7.40 7.43 7.89 8.55
2011 2012
LACE
LACE Rate
1,2
2011 2012

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 31.2% 31.7% 31.9% 28.0% 30.8% 29.8% 31.5% 34.6% 34.4% 32.7%
WASBU 31.7% 36.8% 33.7% 39.1% 36.0% 33.7% 36.9% 35.8% 34.3% 35.2%
NABU 18.3% 20.0% 14.9% 17.7% 17.8% 20.8% 25.8% 15.9% 8.5% 18.5%
AUSBU 26.5% 36.7% 34.4% 31.3% 32.4% 33.2% 26.1% 27.0% 31.1% 29.3%
OIBU 34.4% 37.6% 25.9% 25.1% 31.0% 18.3% 40.2% 37.4% 59.4% 39.3%
Consolidated 24.7% 27.8% 24.7% 23.9% 25.3% 23.8% 27.5% 25.9% 29.6% 26.7%
2013
Q1 Q2 Q3 Q4 Full Year Q1
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3%
2010 2011
2012
* Adjusted EBITDAR excludes special items and asset dispositions and calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Net income $24.0 $33.7 $27.1 $28.7 $113.5 $20.9 $38.8 $42.3 $31.2 $133.3
Income tax expense 9.5 11.2 5.7 2.6 29.0 8.5 3.3 -11.8 7.1 7.1
Interest expense 10.0 10.6 11.0 10.8 42.4 11.0 11.5 13.8 9.9 46.2
Gain on disposal of assets -6.0 -4.9 -2.4 -5.3 -18.7 -1.7 -1.9 0.0 -5.1 -8.7
Depreciation and amortization 18.2 18.5 20.7 17.4 74.7 19.3 21.0 21.3 27.7 89.4
Special items 2.6 -2.5 -1.1 1.0 0.0 0.0 0.0 -1.2 2.4 1.2
EBITDA Subtotal 58.2 66.7 60.9 55.1 240.9 58.1 72.7 64.4 73.3 268.5
Rental expense 7.0 7.0 7.2 6.3 27.3 6.6 6.1 8.7 7.7 29.2
Adjusted EBITDAR $65.2 $73.6 $68.1 $61.3 $268.2 $64.7 $78.8 $73.1 $81.1 $297.7
3/31/2013
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1
Net income $21.2 $3.0 $26.5 $14.6 $65.2 $24.2
Income tax expense 6.6 -1.9 7.1 2.4 14.2 6.2
Interest expense 9.0 9.5 9.8 10.0 38.1 8.8
Gain on disposal of assets -1.4 1.6 2.9 28.6 31.7 5.3
Depreciation and amortization 22.7 25.4 22.7 25.3 96.1 21.4
Special items 0.0 24.6 0.0 3.4 28.1 2.2
EBITDA Subtotal 58.1 62.1 68.9 84.3 273.4 68.0
Rental expense 9.0 9.1 12.8 15.1 46.0 16.3
Adjusted EBITDAR $67.0 $71.2 $81.8 $99.5 $319.5 $84.3
3/31/2010 3/31/2011
3/31/2012
Fiscal year ended
Fiscal year ended

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross cash flow presentation
($ in millions)
Gross Cash Flow Reconciliation Q1 FY12 Q1 FY13
Net Income $21 $24
Depreciation and Amortization 23 21
Interest Expense 9 9
Interest Income (0)                   (0)
Rent 9                     16
Other Income/expense-net (0)                   1
Gain/loss on Asset Sale (1)                   5
Special Items 0 2
Tax Effect from Special Items 0                     (2)
Earnings (losses) from Unconsolidated Affiliates, Net (6)                   (2)
Non-controlling Interests 0 1
Gross Cash Flow  before Lider $54 $75
Gross Cash Flow - Lider proportional 6 5
Gross Cash Flow  after Lider $60 $80
Special items:
FY13  includes: $2.2m special charge for severance costs related to the termination of a contract in the Southern North Sea

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross operating asset presentation
($ in millions)
Adjusted Gross Operating Assets Reconciliation Q1 FY12 Q1 FY13
Total Assets $2,701 $2,740
Accumulated Depreciation 463 468
Capitalized Operating Leases 136 194
Cash and Cash Equivalents (117) (227)
Investment in Unconsolidated Entities (210) (201)
Goodwill (30) (29)
Intangibles (7) (4)
Assets Held for Sale: Net (34) (18)
Assets Held for Sale: Gross 77 86
Adj. for gains & losses on assets sales (0) 116
Accounts Payable (51) (58)
Accrued Maintenance and Repairs (11) (16)
Other Accrued Taxes (4) (7)
Accrued Wages, Benefits and Related Taxes (33) (43)
Other Accrued Liabilities (18) (27)
Income Taxes Payable (16) (10)
Deferred Revenue (9) (13)
ST Deferred Taxes (10) (15)
LT Deferred Taxes (155) (142)
Adjusted Gross Operating Assets before Lider $2,672 $2,794
Adjusted Gross Operating Assets - Lider proportional 202 182
Adjusted Gross Operating Assets after Lider $2,874 $2,976

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAAP reconciliation
(i) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact.
Three Months Ended
June 30,
2012 2011
(In thousands, except per
share amounts)
Adjusted operating income $ 47,470 $ 34,989
Gain (loss) on disposal of assets (5,315) 1,416
Severance costs for termination of a contract (2,162) —
Operating income $ 39,993 $ 36,405
Adjusted EBITDAR $ 84,273 $ 67,025
Gain (loss) on disposal of assets (5,315) 1,416
Severance costs for termination of a contract (2,162) —
Depreciation and amortization (21,372) (22,708)
Rent expense (16,274) (8,953)
Interest expense (8,774) (8,955)
Provision for income taxes (6,180) (6,606)
Net income $ 24,196 $ 21,219
Adjusted net income $ 29,618 $ 19,878
Gain (loss) on disposal of assets
(i)
(4,234) 1,167
Severance costs for termination of a contract
(i)
(1,722) —
Net income attributable to Bristow Group $ 23,662 $ 21,045
Adjusted diluted earnings per share $ 0.81 $ 0.54
Gain (loss) on disposal of assets
(i)
(0.12) 0.03
Severance costs for termination of a contract
(i)
(0.05) —
Diluted earnings per share 0.65 0.57

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of June 30, 2012 736.3 $                                  1,540.7 $    2,277.0 $       32.3%
Adjust for:
Unfunded pension liability 109.8 109.8
NPV of all lease obligations 217.0 217.0
Letters of credit 1.5 1.5
Adjusted 1,064.6 $                               (d) 1,540.7 $    2,605.3 $       40.9%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 336.8 $                                  (e)
Annualized 449.1 $
= (d) / (e) 3.16:1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

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